UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 7, 2011

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NOVAGEN SOLAR INC.

(Exact name of registrant as specified in its charter)

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Nevada	000-53671	98-0471927
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

3044 Bloor Street West, Suite 1440, Toronto, Ontario M8X 2Y8
(Address of Principal Executive Offices) (Zip Code)

(647) 456-9521
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

A. Appointment of Micheal P. Nugent as a Director

On December 7, 2011, the board of directors of Novagen Solar Inc. (the “Company”) appointed Micheal P. Nugent, 48, as a director of the Company, with immediate effect.

For certain biographical and other information regarding Micheal P. Nugent, see the disclosure below under Section C of this Item 5.02.

B. Resignation of Thomas Mills as an officer and a director

On December 7, 2011, Thomas Mills resigned as a director of the Company, and as its President, Chief Executive Officer, Treasurer and Secretary. Thomas Mills advised the Company that he was resigning from the foregoing positions for personal reasons and not because of any disagreement with the Company.

C. Appointment of Micheal P. Nugent as President and Chief Executive Officer

On December 7, 2011, the Company’s board of directors appointed Micheal P. Nugent, 48, as the President and Chief Executive Officer of the Company.

Micheal P. Nugent is a certified diesel fitter in Australia. Mr. Nugent has held senior executive positions and directorships with public and private companies in the United States and Australia since 1995. His technical and corporate experience is expected to assist the Company with its efforts to implement profitable operations.

During the past five years, Mr. Nugent has held the following positions:

Position(s) Held	From	To	Employer	Business Operations

CEO	2011	Present	Loadstone Motor Corporation Pty Ltd.	engine development and manufacture
director, CEO	2009	Present	Roadships Holdings, Inc.	transport logistics
director, CEO	2008	Present	Nugent Aerospace, Inc.	non-operating
director, CEO	2008	Present	Fire From Ice, Inc.	non-operating
CEO	2006	Present	Adbax Truckside Management Pty Ltd.	transport industry service provider
CEO	2003	Present	Cycclone Magnetic Engines, Inc.	engine development
director	2001	Present	Roadships Australia Pty Ltd.	transportation logistics
director	2001	Present	Bronzelink Pty Ltd.	holding company

D. Appointment of Michael Norton-Smith as Treasurer and Secretary

On December 7, 2011, the Company’s board of directors appointed Micheal Norton-Smith, 65, as the Treasurer and Secretary of the Company. As Treasurer of the Company, Mr. Norton-Smith will act as the Company’s Chief Financial Officer and Principal Accounting Officer.

Michael Norton-Smith is a certified public accountant in Australia. Mr. Norton-Smith, brings 35 years of financial and corporate experience to Novagen. His engagement is expected to assist the Company with its efforts to implement profitable operations.

During the past five years, Mr. Norton-Smith has held the following positions:

Position(s) Held	From	To	Employer	Business Operations

Director, Secretary	2009	Present	ACN 108 217 947 Pty Ltd	accounting & taxation services
Chief Financial Officer	2011	Present	Loadstone Motor Corporation Pty Ltd	engine development and manufacture
Director, Secretary	2003	Present	Patanga Investments Pty Ltd	consulting services
Director, Secretary, CFO	2010	Present	Remote Contractors Pty Ltd	earthmoving contractor
Director	2006	Present	Classic Livestock Management Services Pty Ltd	livestock assessment
Director	2010	Present	Coldgold Ltd	abalone farming
Director	2007	Present	MNSRA Pty Ltd	plantation investment
Director, Secretary	2010	Present	Platinum River Developments Pty Ltd	property development
Director, Secretary	2010	Present	Queensland Venture Capital Pty Ltd	non-operating
Director, Secretary	2010	Present	Southdav Australia Pty Ltd	non-operating
Director, Secretary	2010	Present	Southdav Pacific Pty Ltd	non-operating
Director/Secretary	2010	Present	JJM Property Investments Pty Ltd	non-operating
Director/Secretary	2009	Present	Carbonleaf Limited	non-operating

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NOVAGEN SOLAR INC.
By	/s/ Micheal P. Nugent
Name: Micheal P. Nugent Title: President & CEO

Date:  December 12, 2011